SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated June 17, 2013, by and between the trusts and the Bank of New York Mellon.

June 14, 2018

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BRIC ETF
3.	Invesco BuyBack AchieversTM ETF
4.	Invesco Cleantech ETF
5.	Invesco Dividend AchieversTM ETF
6.	Invesco Dow Jones Industrial Average Dividend ETF
7.	Invesco DWA Momentum ETF
8.	Invesco DWA Basic Materials Momentum ETF
9.	Invesco Dynamic Biotechnology & Genome ETF
10.	Invesco Dynamic Building & Construction ETF
11.	Invesco DWA Consumer Cyclicals Momentum ETF
12.	Invesco DWA Consumer Staples Momentum ETF
13.	Invesco Dynamic Energy Exploration & Production ETF
14.	Invesco DWA Energy Momentum ETF
15.	Invesco DWA Financial Momentum ETF
16.	Invesco Dynamic Food & Beverage ETF
17.	Invesco DWA Healthcare Momentum ETF
18.	Invesco DWA Industrials Momentum ETF
19.	Invesco Dynamic Large Cap Growth ETF
20.	Invesco Russell Top 200 Equal Weight ETF
21.	Invesco Dynamic Large Cap Value ETF
22.	Invesco Dynamic Leisure and Entertainment ETF
23.	Invesco Dynamic Market ETF
24.	Invesco Dynamic Media ETF
25.	Invesco Russell Midcap Pure Growth ETF
26.	Invesco Russell Midcap Equal Weight ETF
27.	Invesco Russell Midcap Pure Value ETF
28.	Invesco Dynamic Networking ETF
29.	Invesco Dynamic Oil & Gas Services ETF
30.	Invesco DWA NASDAQ Momentum ETF
31.	Invesco Dynamic Pharmaceuticals ETF
32.	Invesco Dynamic Retail ETF
33.	Invesco Dynamic Semiconductors ETF
34.	Invesco Russell 2000 Pure Growth ETF
35.	Invesco Russell 2000 Equal Weight ETF
36.	Invesco Russell 2000 Pure Value ETF
37.	Invesco Dynamic Software ETF
38.	Invesco DWA Technology Momentum ETF
39.	Invesco DWA Utilities Momentum ETF
40.	Invesco Financial Preferred ETF
41.	Invesco FTSE RAFI US 1000 ETF
42.	Invesco FTSE RAFI US 1500 Small-Mid ETF
43.	Invesco Russell Top 200 Pure Growth ETF
44.	Invesco Russell Top 200 Pure Value ETF
45.	Invesco Global Listed Private Equity ETF
46.	Invesco Golden Dragon China ETF

47.	Invesco High Yield Equity Dividend Achievers ETF
48.	Invesco Insider Sentiment ETF
49.	Invesco International Dividend Achievers ETF
50.	Invesco Zacks Mid-Cap ETF
51.	Invesco Zacks Multi-Asset Income ETF
52.	Invesco NASDAQ Internet ETF
53.	Invesco Raymond James SB-1 Equity ETF
54.	Invesco S&P 100® Equal Weight ETF
55.	Invesco S&P MidCap 400® Equal Weight ETF
56.	Invesco S&P MidCap 400® Pure Growth ETF
57.	Invesco S&P MidCap 400® Pure Value ETF
58	Invesco S&P 500® BuyWrite ETF
59.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
60.	Invesco S& P 500® Equal Weight Consumer Staples ETF
61.	Invesco S&P 500® Equal Weight Energy ETF
62.	Invesco S&P 500® Equal Weight ETF
63.	Invesco S&P 500® Equal Weight Financials ETF
64.	Invesco S&P 500® Equal Weight Health Care ETF
65.	Invesco S&P 500® Equal Weight Industrials ETF
66.	Invesco S&P 500® Equal Weight Materials ETF
67.	Invesco S&P 500® Equal Weight Real Estate ETF
68.	Invesco S&P 500® Equal Weight Technology ETF
69.	Invesco S&P 500® Equal Weight Utilities ETF
70.	Invesco S&P 500® Pure Growth ETF
71.	Invesco S&P 500® Pure Value ETF
72.	Invesco S&P 500® Top 50 ETF
73.	Invesco S&P 500® Quality ETF
74.	Invesco S&P SmallCap 600® Equal Weight ETF
75.	Invesco S&P SmallCap 600® Pure Growth ETF
76.	Invesco S&P SmallCap 600® Pure Value ETF
77.	Invesco S&P Spin-Off ETF
78.	Invesco Water Resources ETF
79.	Invesco Wilderhill Clean Energy ETF
80.	Invesco Wilderhill Progressive Energy ETF
81.	Invesco Wilshire Micro-Cap ETF
82.	Invesco Wilshire US REIT ETF
83.	Invesco Zacks Micro Cap ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco Canadian Energy Income ETF
3.	Invesco CEF Income Composite ETF
4.	Invesco Contrarian Opportunities ETF
5.	Invesco China All-Cap ETF
6.	Invesco China Real Estate ETF
7.	Invesco China Small Cap ETF
8.	Invesco China Technology ETF
9.	Invesco Chinese Yuan Dim Sum Bond ETF
10.	Invesco Developed EuroPacific Currency Hedged Low Volatility ETF
11.	Invesco DWA Developed Markets Momentum ETF
12.	Invesco DWA Emerging Markets Momentum ETF
13.	Invesco DWA Momentum & Low Volatility Rotation ETF
14.	Invesco DWA SmallCap Momentum ETF
15.	Invesco DWA Tactical Multi-Asset Income ETF
16.	Invesco DWA Tactical Sector Rotation ETF
17.	Invesco Emerging Markets Infrastructure ETF

18.	Invesco Emerging Markets Sovereign Debt ETF
19.	Invesco Europe Currency Hedged Low Volatility ETF
20.	Invesco Frontier Markets ETF
21.	Invesco FTSE RAFI Asia Pacific ex-Japan ETF
22.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
23.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
24.	Invesco FTSE RAFI Emerging Markets ETF
25.	Invesco FTSE International Low Beta Equal Weight ETF
26.	Invesco Fundamental High Yield® Corporate Bond ETF
27.	Invesco Fundamental Investment Grade Corporate Bond ETF
28.	Invesco Global Agriculture ETF
29.	Invesco Global Clean Energy ETF
30.	Invesco Global Gold and Precious Metals ETF
31.	Invesco Global Short Term High Yield Bond ETF
32.	Invesco Global Water ETF
33.	Invesco California AMT-Free Municipal Bond ETF
34.	Invesco National AMT-Free Municipal Bond ETF
35.	Invesco New York AMT-Free Municipal Bond ETF
36.	Invesco International BuyBack AchieversTM ETF
37.	Invesco International Corporate Bond ETF
38.	Invesco Zacks International Multi-Asset Income ETF
39.	Invesco Japan Currency Hedged Low Volatility ETF
40.	Invesco LadderRite 0-5 Year Corporate Bond ETF
41.	Invesco KBW Bank ETF
42.	Invesco KBW High Dividend Yield Financial ETF
43.	Invesco KBW Premium Yield Equity REIT ETF
44.	Invesco KBW Property & Casualty Insurance ETF
45.	Invesco KBW Regional Banking ETF
46.	Invesco MSCI Emerging Markets Equal Country Weight ETF
47.	Invesco MSCI Global Timber ETF
48.	Invesco Preferred ETF
49.	Invesco PureBeta FTSE Developed ex-North America ETF
50.	Invesco PureBeta FTSE Emerging Markets ETF
51.	Invesco PureBeta MSCI USA ETF
52.	Invesco PureBeta MSCI USA Small Cap ETF
53.	Invesco PureBeta US Aggregate Bond ETF
54.	Invesco PureBeta 0-5 Yr US TIPS ETF
55.	Invesco Russell 1000 Enhanced Equal Weight ETF
56.	Invesco Russell 1000 Equal Weight ETF
57.	Invesco Russell 1000 Low Beta Equal Weight ETF
58.	Invesco Shipping ETF
59.	Invesco Solar ETF
60.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
61.	Invesco S&P 500® High Beta ETF
62.	Invesco S&P 500® High Dividend Low Volatility ETF
63.	Invesco S&P 500® Low Volatility ETF
64.	Invesco S&P 500 Minimum Variance ETF
65.	Invesco S&P 500 Momentum ETF
66.	Invesco S&P 500 Rising Rates ETF
67.	Invesco S&P 500 Enhanced Value ETF
68.	Invesco S&P 500 Value With Momentum ETF
69.	Invesco S&P Emerging Markets Momentum ETF
70.	Invesco S&P Emerging Markets Low Volatility ETF
71.	Invesco S&P Global Dividend Opportunities Index ETF
72.	Invesco S&P Global Water Index ETF
73.	Invesco S&P High Income Infrastructure ETF

76.	Invesco S&P International Developed High Dividend Low Volatility ETF
77.	Invesco S&P International Developed Momentum ETF
78.	Invesco S&P International Developed Low Volatility ETF
79.	Invesco S&P International Developed Quality ETF
80.	Invesco S&P MidCap Low Volatility ETF
81.	Invesco S&P SmallCap Consumer Discretionary ETF
82.	Invesco S&P SmallCap Consumer Staples ETF
83.	Invesco S&P SmallCap Energy ETF
84.	Invesco S&P SmallCap Financials ETF
85.	Invesco S&P SmallCap Health Care ETF
86.	Invesco S&P SmallCap High Dividend Low Volatility ETF
87.	Invesco S&P SmallCap Industrials ETF
88.	Invesco S&P SmallCap Information Technology ETF
89.	Invesco S&P SmallCap Low Volatility ETF
90.	Invesco S&P SmallCap Materials ETF
91.	Invesco S&P SmallCap Quality ETF
92.	Invesco S&P SmallCap Utilities ETF
93.	Invesco Senior Loan ETF
94.	Invesco Taxable Municipal Bond ETF
95.	Invesco Treasury Collateral ETF
96.	Invesco Variable Rate Preferred ETF
97.	Invesco VRDO Tax-Free Weekly ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Growth Multi-Asset Allocation ETF
5.	Invesco Moderately Conservative Multi-Asset Allocation ETF
6.	Invesco Multi-Strategy Alternative ETF
7.	Invesco S&P 500® Downside Hedged ETF
8.	Invesco Total Return Bond ETF
9.	Invesco Ultra Short Duration ETF
10.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Base Metals Commodity Strategy No K-1 ETF
3.	Invesco Bloomberg Commodity Strategy ETF
4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1ETF
5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares® 2018 Corporate Bond ETF
2.	Invesco BulletShares® 2018 High Yield Corporate Bond ETF
3.	Invesco BulletShares® 2019 Corporate Bond ETF
4.	Invesco BulletShares® 2019 High Yield Corporate Bond ETF
5.	Invesco BulletShares® 2020 Corporate Bond ETF
6.	Invesco BulletShares® 2020 High Yield Corporate Bond ETF
7.	Invesco BulletShares® 2021 Corporate Bond ETF
8.	Invesco BulletShares® 2021 High Yield Corporate Bond ETF
9.	Invesco BulletShares® 2022 Corporate Bond ETF
10.	Invesco BulletShares® 2022 High Yield Corporate Bond ETF

11.	Invesco BulletShares® 2023 Corporate Bond ETF
12.	Invesco BulletShares® 2023 High Yield Corporate Bond ETF
13.	Invesco BulletShares® 2024 Corporate Bond ETF
14.	Invesco BulletShares® 2024 High Yield Corporate Bond ETF
15.	Invesco BulletShares® 2025 Corporate Bond ETF
16.	Invesco BulletShares® 2025 High Yield Corporate Bond ETF
17.	Invesco BulletShares® 2026 High Yield Corporate Bond ETF
18.	Invesco BulletShares® 2026 Corporate Bond ETF
19.	Invesco BulletShares® 2027 Corporate Bond ETF
20.	Invesco BulletShares® 2028 Corporate Bond ETF
21.	Invesco BulletShares® 2021 USD Emerging Markets Debt ETF
22.	Invesco BulletShares® 2022 USD Emerging Markets Debt ETF
23.	Invesco BulletShares® 2023 USD Emerging Markets Debt ETF
24.	Invesco BulletShares® 2024 USD Emerging Markets Debt ETF
25.	Invesco Defensive Equity ETF
26.	Invesco Emerging Markets Debt Defensive ETF
27.	Invesco Emerging Markets Debt Value ETF
28.	Invesco Corporate Income Defensive ETF
29.	Invesco Corporate Income Value ETF
30.	Invesco Investment Grade Defensive ETF
31.	Invesco Investment Grade Value ETF
32.	Invesco Multi-Factor Core Fixed Income ETF
33.	Invesco Multi-Factor Core Plus Fixed Income ETF
34.	Invesco Multi-Factor Large Cap ETF
35.	Invesco Strategic US ETF
36.	Invesco Strategic US Small Company ETF
37.	Invesco Strategic Developed ex-US ETF
38.	Invesco Strategic Developed ex-US Small Company ETF
39.	Invesco Strategic Emerging Markets ETF
40.	Invesco U.S. Large Cap Optimized Volatility ETF

THE BANK OF NEW YORK MELLON

By:	/s/ Gerard Connors
(signature)

Gerard Connors
(name)

Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Daniel E. Draper
(signature)
Daniel E. Draper
(name)
President
(title)